UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-07959
                                                     ---------

                             ADVISORS SERIES TRUST
                             ---------------------
               (Exact name of registrant as specified in charter)

                             615 EAST MICHIGAN ST.
                              MILWAUKEE, WI 53202
                              --------------------
              (Address of principal executive offices) (Zip code)

                                ERIC M. BANHAZL
                             ADVISORS SERIES TRUST
                       2020 EAST FINANCIAL WAY, SUITE 100
                               GLENDORA, CA 91741
                               ------------------
                    (Name and address of agent for service)

                                 (414) 765-5340
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: DECEMBER 31, 2004
                        ------------------

Date of reporting period:  JUNE 30, 2004
                           -------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                CAPITAL ADVISORS
                                  GROWTH FUND

                      (CAPITAL ADVISORS GROWTH FUND LOGO)

                               SEMI-ANNUAL REPORT

                                 JUNE 30, 2004

July 29, 2004

Dear Shareholder,

Your Fund posted a modest advance in the first half of 2004, rising 2.95% through June 30. By comparison, the Russell 1000 Growth Index and the S&P 500 Index increased 2.74% and 3.44% respectively over the same time period. Measured over the 12-months ended June 30, 2004, the Fund produced a total return of 21.33%, compared to returns of 17.84% and 19.10% for the Russell 1000 Growth Index and the S&P 500Index, respectively. Since the Fund did not make any taxable distributions to its shareholders over these time periods, the returns presented above are net of all taxes and fees for shareholders that owned the Fund throughout the period, and did not sell as of June 30.

The first half of 2004 extended a stretch of successful relative investment performance by the Fund dating back to the third quarter of 2001, when the investment climate changed materially in the aftermath of the 9/11 tragedy. Measured over the 10 calendar quarters since September 30, 2001 the Fund produced a total return of +26.94%, versus +10.68% for the Russell 1000 Growth Index, and +14.77% for the S&P 500 Index over the same time period.

In order to comply with industry regulations, please be advised that performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-205-0523, or by visiting www.capitaladv.com. As of June 30, 2004, the since inception (12/31/99) average annualized returns for the Fund, the Russell 1000 Growth Index and the S&P 500 Index were -9.27%,
-10.96% and -4.04%, respectively.

The ten largest holdings in the Fund as of June 30, 2004 were as follows:

SECURITY                   NO. SHARES     COST/SHARE     MARKET/SHARE     PORTFOLIO %
--------                   ----------     ----------     ------------     -----------
QUALCOM                      10,400          60.80           72.98            5.0
L-3 Communications           11,300          54.76           66.80            5.0
eBay                          7,400          28.99           91.95            4.5
Biogen Idec                  10,000          44.15           63.25            4.2
Chicago Merc. Exchange        4,300          85.14          144.37            4.1
Cisco Systems                26,000          13.59           23.70            4.1
Dell Computer Corp.          15,000          28.83           35.82            3.6
Research In Motion            7,600          52.19           68.45            3.4
Best Buy                     10,000          39.68           50.74            3.4
Bed Bath and Beyond          13,000          41.73           38.45            3.3

Of the 34 common stocks held by the Fund as of June 30, 2004, the 10 largest holdings represented 40.6% of total assets.

New additions to the Fund since January 2004 include ANADARKO PETROLEUM, a leading independent oil and gas exploration and production company; CARMAX, a company striving to consolidate the used automobile retailing business; MEDTRONIC, one of the world's leading medical device companies; NOVARTIS AG, which the Fund views as a European version of JOHNSON & JOHNSON, but with a healthier product pipeline; OMNIVISION TECHNOLOGIES, a leading supplier of digital imaging components for end markets like digital cameras, cell phones, and computer games; and RESEARCH IN MOTION, the manufacturer of the Blackberry family personal digital assistants (PDAs). The Fund recently sold its positions in AMERICAN EXPRESS, AMERICAN INTERNATIONAL GROUP, AUTOZONE, COMCAST, CONSTELLATION BRANDS, NORTHROP GRUMMAN, SYSCO CORP., and UNIVERSAL HEALTH SERVICES.

Industry sectors that benefited the Fund's performance during the first half of the year include Financial Services (+65.71%), Wireless Communications (+18.87%), and Biotechnology (+17.13%). Representative companies from these sectors include CHICAGO MERCANTILE EXCHANGE HOLDINGS, QUALCOM, and BIOGEN IDEC, respectively.

Industry sectors that hurt the Fund's return during the first half include Technology Hardware (-20.10%) and Consumer Durables (-14.49%). Companies with the greatest negative influence from these industry sectors included INTEL and OMNIVISION TECHNOLOGIES in the Technology Hardware sector, and CARMAX in the Consumer Durables sector.

We said in our last letter to you that the behavior of interest rates would have a big influence on our investment strategy in 2004. We also noted at the time that it would make a difference to us which variables were driving the change in interest rates - a strengthening economy (good), technical factors like mortgage-related hedging (neutral), or inflation worries (bad).

As of this writing the much anticipated rise in interest rates is upon us. As of now all three of the variables listed above seem to be at work. The economy has clearly strengthened over the last 12-months. Mortgage lenders have been selling U.S. Government bonds to maintain a match between the effective duration of their assets and liabilities. And unfortunately, inflation is back on the market's radar screen due to persistently stubborn commodity prices, most notably oil, and recent upside surprises in traditional inflation gauges like the Producer Price Index (PPI) and the Consumer Price Index (CPI).

At this moment we believe the financial markets might ultimately be pleasantly surprised by the magnitude of any fallout from the Fed's pending tightening cycle for two reasons. First, we believe forecasts for excessive inflation (a little inflation should be welcome) might prove premature because we assign higher relevance than many analysts to the positive influence of rising productivity. Second, we consider the impact upon interest rates from mortgage-related hedging to be temporary, and therefore assign less relevance to this variable compared to others in the marketplace.

Another factor that keeps our chins up is the notion that an approximate 200-basis point increase in the Fed Funds rate over the next several quarters seems to be priced into the financial markets already if you believe the message of the yield curve and Fed Funds futures prices. One could argue that the financial markets might be approaching the end of their own tightening cycle at a time when the Fed has barely lifted a finger.

We are also encouraged by the number of attractive investment opportunities we are finding today within our universe of well-established growth companies. As of this writing, it appears the stock market offers numerous opportunities to own financially healthy companies with leadership positions in prosperous industries at stock prices that are equal to, or below the prices these stocks commanded in the "pre-bubble" period encompassing 1997-1998.

A great example of this phenomenon was recently highlighted by Barron's columnist, Eric J. Savitz, when he pointed out that on July 18, 1998, the day MICROSOFT announced fiscal 1998 earnings, the company's shares were trading at $29 on a split-adjusted basis, slightly above where the stock closed on June 30, 2004. Over those six years, MICROSOFT'S revenues have increased 154%, to $36.8 billion from $14.5 billion, and net income is 82% higher, at $8.2 billion versus $4.5 billion. One factor Mr. Savitz failed to mention is that a shareholder in MICROSOFT today is entitled to a $0.32 annual cash dividend payment, up from zero in 1998, plus a pending one-time cash distribution of $3.00 per share, or 10% of the recent stock price.

Other examples taken from the Fund's portfolio holdings as of June 30, 2004 include CISCO SYSTEMS (stock unchanged since 12/98; earnings per share up 155%); DELL, INC. (stock unchanged since 11/98; earnings per share up 130%); INTEL (stock down 12% since 12/98; earnings per share up 40%); MEDTRONIC (stock up 9% since 2/99; earnings per share up 106%); PFIZER (stock down 15% since 4/98; earnings per share up 216%); and WAL-MART (stock unchanged since 4/99; earnings per share up 84%).

Standard economic theory, along with many decades of empirical evidence, supports the notion that a company's earnings growth drives the progress of its stock price in the long-run. As the examples above demonstrate, however, the correlation between earnings growth and stock prices can break down over shorter periods of time. We remain optimistic that the stock prices of the companies listed above might "catch up" to the earnings growth these businesses have produced over the last half-dozen years. The historical record of stock market behavior suggests strongly that such an outcome seems likely, eventually.
Here's to hoping that "eventually" arrives sometime between now and the end of 2004.

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

/s/Richard E. Minshall                  /s/Keith C. Goddard

Richard E. Minshall                     Keith C. Goddard, CFA
Chief Investment Officer                Portfolio Manager
Capital Advisors Growth Fund            Capital Advisors Growth Fund
Chairman, Capital Advisors, Inc.        President & CEO, Capital Advisors, Inc.

Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Richard E. Minshall and Keith C. Goddard, and are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The Russell 1000 Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories. This index measures the performance of those 1,000 companies with higher price-to-book ratios and higher forecasted growth values. Indices are not available for direct investment and do not incur expenses.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.

GROWTH STOCKS TYPICALLY ARE MORE VOLATILE THAN VALUE STOCKS, HOWEVER, VALUE STOCKS HAVE A LOWER EXPECTED GROWTH RATE IN EARNINGS AND SALES. THE FUND IS NON-DIVERSIFIED, MEANING IT CONCENTRATES ITS ASSETS IN FEWER INDIVIDUAL HOLDINGS THAN A DIVERSIFIED FUND. THEREFORE, THE FUND IS MORE EXPOSED TO INDIVIDUAL STOCK VOLATILITY THAN A DIVERSIFIED FUND.

The term "price-earnings ratio ("P/E")", when used in this letter, refers to a frequently utilized metric for measuring valuation in the stock market. A stock with a high P/E ratio might be considered expensive relative to a stock with a low P/E ratio. The figure is calculated by dividing a company's stock price by its earnings per share.

The term "earnings per share," when used in this letter, refers to a commonly utilized measurement of company profits. It is calculated by dividing a company's net income by its common shares outstanding.

The Fund is distributed by Quasar Distributors, LLC. 08/04

SCHEDULE OF INVESTMENTS AT JUNE 30, 2004 (UNAUDITED)

Shares       COMMON STOCKS: 98.31%                                 Market Value
------       ---------------------                                 ------------
             AEROSPACE/DEFENSE: 7.18%
  11,500     Embraer Aircraft Corp. ADR#<F2>                       $   328,785
  11,300     L-3 Communications Holdings, Inc.                         754,840
                                                                   -----------
                                                                     1,083,625
                                                                   -----------

             BIOTECHNOLOGY: 7.12%
   8,100     Amgen, Inc.*<F1>                                          442,017
  10,000     Biogen Idec Inc.*<F1>                                     632,500
                                                                   -----------
                                                                     1,074,517
                                                                   -----------

             COMPUTER HARDWARE: 10.73%
  26,000     Cisco Systems, Inc.*<F1>                                  616,200
  15,000     Dell Computer Corp. *<F1>                                 537,300
  16,860     Intel Corp.                                               465,336
                                                                   -----------
                                                                     1,618,836
                                                                   -----------

             COMPUTER SOFTWARE: 5.44%
  12,000     Microsoft Corp.                                           342,720
   7,500     CDW Corp.                                                 478,200
                                                                   -----------
                                                                       820,920
                                                                   -----------

             CONSUMER STAPLES: 0.72%
   2,000     Procter & Gamble                                          108,880
                                                                   -----------

             E-COMMERCE: 4.51%
   7,400     eBay, Inc.*<F1>                                           680,430
                                                                   -----------

             FOOD - RETAIL: 2.20%
   8,900     Dean Foods Co.*<F1>                                       332,059
                                                                   -----------

             MEDIA: 2.90%
  16,000     XM Satellite Radio Holdings, Inc.*<F1>                    436,640
                                                                   -----------

             MEDICAL DEVICES & TECHNOLOGY: 2.58%
   8,000     Medtronic Inc.                                            389,760
                                                                   -----------

             MOTOR VEHICLE DEALER: 1.50%
  10,350     Carmax Inc.*<F1>                                          226,355
                                                                   -----------

             OIL - FIELD SERVICES: 2.04%
  12,000     Suncor Energy, Inc. #<F2>                                 307,320
                                                                   -----------

             OPTICAL SUPPLIES: 2.53%
   4,850     Alcon Inc. #<F2>                                          381,453
                                                                   -----------

             PETROLEUM PRODUCT: 2.10%
   5,400     Anadarko Petroleum Corp.                                  316,440
                                                                   -----------

             PHARMACEUTICALS: 4.91%
   9,340     Novartis AG #<F2>                                         415,630
   9,500     Pfizer, Inc.                                              325,660
                                                                   -----------
                                                                       741,290
                                                                   -----------

             RESEARCH - COMMERCIAL: 2.59%
   4,600     Quest Diagnostics, Inc.                                   390,770
                                                                   -----------

             RETAIL STORES: 16.39%
  10,000     Best Buy Co., Inc.                                        507,400
  13,000     Bed Bath and Beyond Inc.*<F1>                             499,850
  10,700     Family Dollar Stores, Inc.                                325,494
  10,000     Tiffany & Co.                                             368,500
   5,700     Wal-Mart Stores, Inc.                                     300,732
  14,300     Williams Sonoma Inc.*<F1>                                 471,328
                                                                   -----------
                                                                     2,473,304
                                                                   -----------

             SECURITY AND COMMODITY EXCHANGE: 4.12%
   4,300     Chicago Mercantile Exchange                               620,791
                                                                   -----------

             SEMICONDUCTOR EQUIPMENT: 2.27%
  21,500     Omnivision Technologies Inc.*<F1>                         342,925
                                                                   -----------

             TECHNOLOGY - DATA PROCESSING: 5.99%
   8,400     Affiliated Computer Services - Class A *<F1>              444,696
  10,300     First Data                                                458,556
                                                                   -----------
                                                                       903,252
                                                                   -----------

             WIRELESS COMMUNICATIONS: 10.49%
   7,600     Research In Motion #<F2>*<F1>                             520,144
  10,400     QUALCOM, Inc.                                             758,992
  10,050     Utstarcom Inc.*<F1>                                       304,012
                                                                   -----------
                                                                     1,583,148
                                                                   -----------

             Total Common Stocks (Cost $13,181,985)                 14,832,715
                                                                   -----------

Principal
 Amount
or Shares    SHORT TERM INVESTMENTS: 2.54%
---------    -----------------------------
 382,930     SEI Daily Income Trust - Government B
               (Cost $382,930)                                         382,930
                                                                   -----------

             Total Investments in Securities
               (Cost $13,564,915): 100.85%                          15,215,645
             Liabilities in Excess of Other Assets: (0.85%)           (128,207)
                                                                   -----------
             Net Assets: 100.00%                                   $15,087,438
                                                                   -----------
                                                                   -----------

*<F1>  Non-income producing security.
#<F2>  U.S. security of foreign issuer.
ADR - American Depository Receipt

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 2004 (UNAUDITED)

ASSETS
   Investments in securities, at value
     (identified cost $13,564,915)                                 $15,215,645
   Receivables
      Dividends and interest                                             5,359
      Fund shares sold                                                 301,514
   Prepaid expenses                                                     13,215
                                                                   -----------
         Total assets                                               15,535,733
                                                                   -----------

LIABILITIES
   Fund shares sold                                                    196,567
   Payables
      Distribution fees                                                  6,226
      Administration fees                                                2,484
      Due to advisor                                                     4,090
      Securities purchased                                             229,293
   Accrued audit fees                                                    7,675
   Accrued other  expenses                                               1,960
                                                                   -----------
         Total liabilities                                             448,295
                                                                   -----------

NET ASSETS                                                         $15,087,438
                                                                   -----------
                                                                   -----------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  [$15,087,438 / 1,168,382 shares outstanding;
  unlimited number of shares (par value $0.01) authorized]              $12.91
                                                                        ------
                                                                        ------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $23,977,246
   Undistributed net investment loss                                   (75,946)
   Accumulated net realized loss on investments                    (10,464,592)
   Net unrealized appreciation on investments                        1,650,730
                                                                   -----------
         Net assets                                                $15,087,438
                                                                   -----------
                                                                   -----------

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

INVESTMENT INCOME
   Income
      Dividends                                                       $ 33,667
      Interest                                                             661
                                                                      --------
         Total income                                                   34,328
                                                                      --------
   Expenses
      Advisory fees (Note 3)                                            55,113
      Distribution fees (Note 4)                                        18,371
      Administration fees (Note 3)                                      14,998
      Fund accounting fees                                              10,465
      Professional fees                                                 10,265
      Transfer agent fees                                                7,065
      Trustee fees                                                       4,451
      Registration fees                                                  3,253
      Shareholder Reporting                                              2,539
      Custody fees                                                       2,106
      Miscellaneous                                                      1,134
      Insurance                                                            874
                                                                      --------
         Total expenses                                                130,634
         Less: advisory fee waiver (Note 3)                            (20,360)
                                                                      --------
         Net expenses                                                  110,274
                                                                      --------
            NET INVESTMENT LOSS                                        (75,946)
                                                                      --------

REALIZED AND UNREALIZED GAIN / (LOSS)
  ON INVESTMENTS
   Net realized loss on investments                                   (110,753)
   Net change in unrealized appreciation on investments                608,893
                                                                      --------
      Net realized and unrealized gain on investments                  498,140
                                                                      --------
         NET INCREASE IN NET ASSETS
           RESULTING FROM OPERATIONS                                  $422,194
                                                                      --------
                                                                      --------

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                    Six Months Ended
                                                     June 30, 2004         Year Ended
                                                      (Unaudited)      December 31, 2003
                                                    ----------------   -----------------
NET DECREASE IN ASSETS FROM:
OPERATIONS
   Net investment loss                                $   (75,946)        $   (88,796)
   Net realized loss
     from security transactions                          (110,753)           (393,124)
   Net change in unrealized
     appreciation on investments                          608,893           3,795,360
                                                      -----------         -----------
      NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS                         422,194           3,313,440
                                                      -----------         -----------

TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
   Net increase in net assets derived from
     net change in outstanding shares (a)<F3>             356,518             675,470
                                                      -----------         -----------
      TOTAL INCREASE/(DECREASE)
        IN NET ASSETS                                     778,712           3,988,910
                                                      -----------         -----------

NET ASSETS
Beginning of period                                    14,308,726          10,319,816
                                                      -----------         -----------
END OF PERIOD (INCLUDING UNDISTRIBUTED
  NET INVESTMENT INCOME (LOSS) OF $(75,946)
  AND $0, RESPECTIVELY)                               $15,087,438         $14,308,726
                                                      -----------         -----------
                                                      -----------         -----------

a)<F3>  A summary of share transactions is as follows:

                             Six Months Ended
                               June 30, 2004                   Year Ended
                                (Unaudited)                December 31, 2003
                         -------------------------     -------------------------
                         Shares    Paid in Capital     Shares    Paid in Capital
                         ------    ---------------     ------    ---------------
Shares sold             157,567      $ 1,904,068       263,722     $ 2,892,699
Shares redeemed        (123,145)      (1,547,550)     (218,532)     (2,217,229)
                       --------      -----------      --------     -----------
Net increase             34,422      $   356,518        45,190     $   675,470
                       --------      -----------      --------     -----------
                       --------      -----------      --------     -----------

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                  Six Months
                                                    Ended
                                                   June 30,                      Year Ended December 31,
                                                     2004           -------------------------------------------------
                                                 (Unaudited)        2003           2002           2001           2000
                                                  ----------        ----           ----           ----           ----
Net asset value,
  beginning of period                               $12.54         $ 9.42         $13.14         $17.30         $20.00
                                                    ------         ------         ------         ------         ------

Income from
  investment operations:
   Net investment loss                               (0.06)         (0.08)         (0.09)         (0.13)         (0.16)
   Net realized and
     unrealized gain/loss
     on investments                                   0.43           3.20          (3.63)         (4.03)         (2.54)
                                                    ------         ------         ------         ------         ------
Total from
  investment operations                               0.37           3.12          (3.72)         (4.16)         (2.70)
                                                    ------         ------         ------         ------         ------

Net asset value,
  end of period                                     $12.91         $12.54         $ 9.42         $13.14         $17.30
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------

TOTAL RETURN                                         2.95%         33.12%        (28.31%)       (24.05%)       (13.50%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (thousands)                               $15,087        $14,309        $10,320        $16,006        $17,191
Ratio of expenses to
  average net assets:
   Before expense
     reimbursement                                   1.78%*<F4>     2.10%          1.90%          1.82%          1.75%
   After expense
     reimbursement                                   1.50%*<F4>     1.50%          1.50%          1.50%          1.49%
Ratio of net investment
  loss to average net assets
   After expense
     reimbursement                                  (1.03%)*<F4>   (0.78%)        (0.83%)        (1.08%)        (1.12%)
Portfolio turnover rate                             33.05%**<F5>   58.95%         61.66%         58.16%         49.39%

 *<F4>  Annualized.
**<F5>  Not Annualized.

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AT JUNE 30, 2004 (UNAUDITED)

NOTE 1 - ORGANIZATION

     The Capital Advisors Growth Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund began operations on January 1, 2000. The investment objective of the Fund is to seek long-term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

     D. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

     E. Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
          Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the six months ended June 30, 2004, Capital Advisors, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the six months ended June 30, 2004, the Fund incurred $55,113 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.50% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the six months ended June 30, 2004, the Advisor reduced its fees and absorbed Fund expenses in the amount of $20,360; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $221,927 at June 30, 2004. Cumulative expenses subject to recapture expire as follows:

                  Year                    Amount
                  ----                    ------
                  2005                   $ 83,528
                  2007                     49,865
                  2008                     68,174
                  2009                     20,360
                                         --------
                                         $221,927
                                         --------
                                         --------

     U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Fund asset level                         Fee rate
     ----------------                         --------
     Less than $15 million                    $30,000
     $15 million to less than $50 million 0.20% of average daily net assets $50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
     More than $150 million                   0.05% of average daily net assets

     U.S. Bancorp Fund Services, LLC ("USBFS") also serves as the Fund Accountant and Transfer Agent to the Fund. U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund's custodian.

     Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION COSTS

     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the six months ended June 30, 2004, the Fund paid the Distribution Coordinator $18,371.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     For the six months ended June 30, 2004, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $5,053,244 and $4,525,992, respectively.

NOTE 6 - INCOME TAXES

     Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

     The tax character of distributions paid during years ended June 30, 2004 and 2003 were as follows:

                                         2004             2003
                                         ----             ----
     Long-term capital gains              --               --

     As of December 31, 2003, the components of accumulated earnings/(losses) on a tax basis were as follows:

     Cost of investments                                  $ 13,199,075
                                                          ------------
                                                          ------------
     Gross tax unrealized appreciation                       1,952,221
     Gross tax unrealized depreciation                        (910,384)
                                                          ------------
     Net tax unrealized appreciation                      $  1,041,837
                                                          ------------
     Undistributed ordinary income                        $         --
     Undistributed long-term capital gain                           --
                                                          ------------
     Total distributable earnings                         $         --
                                                          ------------
     Other accumulated gains/losses                       $(10,353,838)
                                                          ------------
     Total accumulated earnings/(losses)                  $ (9,312,001)
                                                          ------------
                                                          ------------

     The Fund had a capital loss carryforward of ($10,070,152) which expires as follows:

                  Year                    Amount
                  ----                    ------
                  2011                $   (359,341)
                  2010                  (6,640,280)
                  2009                  (2,986,224)
                  2008                     (84,307)
                                      ------------
                                      $(10,070,152)
                                      ------------
                                      ------------

                      NOTICE TO SHAREHOLDERS JUNE 30, 2004

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES

     A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge upon request by calling 866-205-0523; (2) at capitaladvisors.com; and (3) on the U.S. Securities and Exchange Commission's website at sec.gov.

                                    ADVISOR
                             Capital Advisors, Inc.
                               320 Boston Street
                             Tulsa, Oklahoma 74103

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202
                                 1-866-205-0523

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                        San Francisco, California 94105

                         INDEPENDENT PUBLIC ACCOUNTANTS
                              Tait, Weller & Baker
                         1818 Market Street, Suite 2400
                       Philadelphia, Pennsylvania  19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable for periods ending before July 9, 2004.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

The registrant's independent directors/trustees serve as its nominating committee, however they do not make use of a nominating committee charter. THERE HAVE BEEN NO MATERIAL CHANGES TO THE PROCEDURES BY WHICH SHAREHOLDERS MAY RECOMMEND NOMINEES TO THE REGISTRANT'S BOARD OF DIRECTORS.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls or in other factors that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Advisors Series Trust
                   ---------------------

     By (Signature and Title) /s/ Eric M. Banhazl
                              --------------------------
                              Eric M. Banhazl, President

     Date   8/30/04
          -----------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F6>  /s/ Eric M. Banhazl
                                    --------------------------
                                    Eric M. Banhazl, President

     Date   8/30/04

     By (Signature and Title)*<F6>  /s/ Douglas G. Hess
                                    --------------------------
                                    Douglas G. Hess, Treasurer

     Date   8/31/04
          -----------

*<F6> Print the name and title of each signing officer under his or her signature.